EXHIBIT 99.5
                                 ------------

                         The Class 2-A-2 Cap Contract

                                                                   Exhibit 99.5

                         IXIS FINANCIAL PRODUCTS INC.
                        9 West 57th Street, 36th Floor
                           New York, New York 10019
              Fax: (212) 891-0660 / Phone: (212) 891-6298 / 6194


DATE:        February 28, 2006

TO:          Cap Trust,
             IndyMac INDX Mortgage Loan Trust 2006-AR2
             c/o Deutsche Bank National Trust Company
             1761 East St. Andrew Place,
             Santa Ana, California 92705-4934,
             Attention:  Trust Administration; IN06A2
             FAX: (714) 247-6470
             ("Party B")


FROM:        IXIS Financial Products Inc.
             9 West 57th Street, 36th Floor
             New York, New York 10019
             Fax: (212) 891-0660 / Phone: (212) 891-6298 / 6194
             ("Party A")

RE:          Interest Rate Cap Transaction


Dear Sir or Madam:

     The purpose of this letter agreement (this "Confirmation") is to confirm the terms and conditions of the Transaction entered into between us on the Trade Date specified below (the "Transaction").

     The definitions and provisions contained in the 2000 ISDA Definitions as published by the International Swaps and Derivatives Association, Inc. are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.

     This Confirmation constitutes a "Confirmation" as referred to in, and supplements, forms part of and is subject to, the ISDA Master Agreement dated as of February 28, 2006, as amended and supplemented from time to time (the "Agreement") between Party A and Party B. All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

1. The Cap Transaction to which this Confirmation relates is a Rate Cap Transaction, the terms of which are as follow:

     General Terms
     -------------

         Trade Date:                              February 23, 2006

         Effective Date:                          February 25, 2006

         Termination Date:                        May 25, 2014, subject to adjustment in accordance with the
                                                  Following Business Day Convention

         Notional Amount:                         See Amortization Schedule, Schedule A

         Floating Amounts:
         -----------------

                  Floating Rate Payer:            Party A

                  Floating Rate:                  The greater of (a) 0% and (b) the  lesser of (1)  0.845%  and (2)
                                                  USD-LIBOR-BBA with a Designated Maturity of one month minus the
                                                  Strike Rate (as set forth in Schedule A).

                  Floating Rate Payer Period      The 25th day of each  month of each year,  commencing  on March 25,
                  End Dates:                      2006 to and including the Termination  Date,  subject to adjustment in accordance with the Following Business Day Convention.

                  Floating Rate Payer             Early  Payment,  one (1) Business Day preceding  each Floating Rate
                  Payment Dates:                  Payer Period End Date.

                  Spread:                         None

                  Floating Rate Day               Actual/360
                  Count Fraction:

                  Reset Dates:                    The first day of each Calculation Period.

                  Compounding:                    Inapplicable

                  Business Days:                  Any day other than (i) a Saturday or a Sunday, or (ii) a day on which banking institutions in (1) the city in which the Corporate Trust
                                                  Office is located or (2) the States of New York or California are closed.

2.   Procedural Terms:
     -----------------

     Calculation Agent:                           Party A

     Offices:                                     The Office of Party A for this Cap Transaction is New York.
     --------




     Account Details:
     ----------------

                  Payments to Party A:            CITIBANK N.A.

                                                  ABA# 021-000-089

                                                  Account No.: 36216161

                                                  A/C IXISFP

                  Payments to Party B:            Deutsche Bank Trust Company Americas
                                                  ABA# 021001033
                                                  Account# 01419663
                                                  Account Name: NYLTD Funds Control/Stars West
                                                  Ref: IndyMac INDX 2006-AR2 (Class 2-A2 Certificates)

Please confirm that the foregoing correctly sets forth the terms and conditions of our agreement by executing this Confirmation and returning it to us by facsimile to:

                         IXIS Financial Products Inc.
                             (212) 891-0660 (fax)
                             Attn: Swap Operations



IXIS Financial Products Inc.

By: /s/ Vasanth K. Victor
   -----------------------------------
   Authorized Signatory


By: /s/ Christopher Hayden
   -----------------------------------
   Authorized Signatory


Accepted and confirmed as of the Trade Date written above:

Cap Trust,
IndyMac INDX Mortgage Loan Trust 2006-AR2
By: Deustche Bank National Trust Company, not in its individual capacity, but solely as Cap Trustee



By: /s/ Jennifer Hermansader
   -----------------------------------
     Name: Jennifer Hermansader
     Title: Associate

SCHEDULE A to the Confirmation dated as of February 28, 2006, Amortization
Schedule: Amortization Schedule,


----------------------------- ----------------------------------- ---------------------
   Calculation Period in
respect of the Payment Date
  scheduled to occur on*:           Notional Amount (USD)           Strike Rate (%)
----------------------------- ----------------------------------- ---------------------
                   3/25/2006                       99,288,570.26                 9.445
----------------------------- ----------------------------------- ---------------------
                   4/25/2006                       96,768,943.50                 9.445
----------------------------- ----------------------------------- ---------------------
                   5/25/2006                       94,475,735.92                 9.445
----------------------------- ----------------------------------- ---------------------
                   6/25/2006                       92,306,329.99                 9.445
----------------------------- ----------------------------------- ---------------------
                   7/25/2006                       90,183,720.32                 9.445
----------------------------- ----------------------------------- ---------------------
                   8/25/2006                       88,106,880.63                 9.445
----------------------------- ----------------------------------- ---------------------
                   9/25/2006                       86,074,800.68                 9.445
----------------------------- ----------------------------------- ---------------------
                  10/25/2006                       84,086,401.77                 9.445
----------------------------- ----------------------------------- ---------------------
                  11/25/2006                       82,140,791.58                 9.445
----------------------------- ----------------------------------- ---------------------
                  12/25/2006                       80,236,578.63                 9.445
----------------------------- ----------------------------------- ---------------------
                   1/25/2007                       78,372,571.96                 9.445
----------------------------- ----------------------------------- ---------------------
                   2/25/2007                       76,546,306.45                 9.445
----------------------------- ----------------------------------- ---------------------
                   3/25/2007                       74,750,791.03                 9.445
----------------------------- ----------------------------------- ---------------------
                   4/25/2007                       72,986,409.48                 9.445
----------------------------- ----------------------------------- ---------------------
                   5/25/2007                       71,260,278.09                 9.445
----------------------------- ----------------------------------- ---------------------
                   6/25/2007                       69,571,620.15                 9.445
----------------------------- ----------------------------------- ---------------------
                   7/25/2007                       67,919,609.13                 9.445
----------------------------- ----------------------------------- ---------------------
                   8/25/2007                       66,303,436.96                 9.445
----------------------------- ----------------------------------- ---------------------
                   9/25/2007                       64,722,308.21                 9.445
----------------------------- ----------------------------------- ---------------------
                  10/25/2007                       63,175,371.87                 9.445
----------------------------- ----------------------------------- ---------------------
                  11/25/2007                       61,661,926.90                 9.445
----------------------------- ----------------------------------- ---------------------
                  12/25/2007                       60,180,869.43                 9.445
----------------------------- ----------------------------------- ---------------------
                   1/25/2008                       58,731,256.99                 9.445
----------------------------- ----------------------------------- ---------------------
                   2/25/2008                       57,311,119.48                 9.445
----------------------------- ----------------------------------- ---------------------
                   3/25/2008                       55,914,837.43                 9.445
----------------------------- ----------------------------------- ---------------------
                   4/25/2008                       54,542,737.05                 9.445
----------------------------- ----------------------------------- ---------------------
                   5/25/2008                       53,200,572.34                 9.445
----------------------------- ----------------------------------- ---------------------
                   6/25/2008                       51,887,733.26                 9.445
----------------------------- ----------------------------------- ---------------------
                   7/25/2008                       50,603,569.32                 9.445
----------------------------- ----------------------------------- ---------------------
                   8/25/2008                       49,347,444.62                 9.445
----------------------------- ----------------------------------- ---------------------
                   9/25/2008                       48,118,733.19                 9.445
----------------------------- ----------------------------------- ---------------------
                  10/25/2008                       46,916,763.95                 9.445
----------------------------- ----------------------------------- ---------------------
                  11/25/2008                       45,740,986.48                 9.445
----------------------------- ----------------------------------- ---------------------
                  12/25/2008                       44,590,525.32                 9.445
----------------------------- ----------------------------------- ---------------------
                   1/25/2009                       43,464,634.85                 9.445
----------------------------- ----------------------------------- ---------------------
                   2/25/2009                       42,361,380.71                 9.445
----------------------------- ----------------------------------- ---------------------
                   3/25/2009                       41,276,419.67                 9.445
----------------------------- ----------------------------------- ---------------------
                   4/25/2009                       40,206,421.20                 9.445
----------------------------- ----------------------------------- ---------------------
                   5/25/2009                       39,160,011.30                 9.445
----------------------------- ----------------------------------- ---------------------
                   6/25/2009                       38,135,357.67                 9.445
----------------------------- ----------------------------------- ---------------------
                   7/25/2009                       37,078,554.20                 9.445
----------------------------- ----------------------------------- ---------------------
                   8/25/2009                       36,002,769.93                 9.445
----------------------------- ----------------------------------- ---------------------
                   9/25/2009                       34,952,628.64                 9.445
----------------------------- ----------------------------------- ---------------------
                  10/25/2009                       34,104,449.75                 9.445
----------------------------- ----------------------------------- ---------------------
                  11/25/2009                       33,283,503.57                 9.445
----------------------------- ----------------------------------- ---------------------
                  12/25/2009                       32,482,026.70                 9.445
----------------------------- ----------------------------------- ---------------------
                   1/25/2010                       31,698,714.25                 9.445
----------------------------- ----------------------------------- ---------------------
                   2/25/2010                       30,932,648.59                 9.445
----------------------------- ----------------------------------- ---------------------
                   3/25/2010                       30,180,126.67                 9.445
----------------------------- ----------------------------------- ---------------------
                   4/25/2010                       29,441,836.77                 9.445
----------------------------- ----------------------------------- ---------------------
                   5/25/2010                       28,716,077.92                 9.445
----------------------------- ----------------------------------- ---------------------
                   6/25/2010                       28,007,934.19                 9.445
----------------------------- ----------------------------------- ---------------------
                   7/25/2010                       27,317,059.43                 9.445
----------------------------- ----------------------------------- ---------------------
                   8/25/2010                       26,643,035.72                 9.445
----------------------------- ----------------------------------- ---------------------




----------------------------- ----------------------------------- ---------------------
   Calculation Period in
respect of the Payment Date
  scheduled to occur on*:           Notional Amount (USD)           Strike Rate (%)
----------------------------- ----------------------------------- ---------------------
                   9/25/2010                       25,985,430.96                 9.445
----------------------------- ----------------------------------- ---------------------
                  10/25/2010                       25,343,806.29                 9.445
----------------------------- ----------------------------------- ---------------------
                  11/25/2010                       24,717,725.02                 9.445
----------------------------- ----------------------------------- ---------------------
                  12/25/2010                       24,105,299.88                 9.445
----------------------------- ----------------------------------- ---------------------
                   1/25/2011                       23,506,960.39                 9.445
----------------------------- ----------------------------------- ---------------------
                   2/25/2011                       22,922,334.89                 9.445
----------------------------- ----------------------------------- ---------------------
                   3/25/2011                       22,352,050.11                 9.445
----------------------------- ----------------------------------- ---------------------
                   4/25/2011                       21,795,656.96                 9.445
----------------------------- ----------------------------------- ---------------------
                   5/25/2011                       21,252,920.16                 9.445
----------------------------- ----------------------------------- ---------------------
                   6/25/2011                       20,723,507.69                 9.445
----------------------------- ----------------------------------- ---------------------
                   7/25/2011                       20,207,095.52                 9.445
----------------------------- ----------------------------------- ---------------------
                   8/25/2011                       19,703,367.48                 9.445
----------------------------- ----------------------------------- ---------------------
                   9/25/2011                       19,212,015.01                 9.445
----------------------------- ----------------------------------- ---------------------
                  10/25/2011                       18,732,737.02                 9.445
----------------------------- ----------------------------------- ---------------------
                  11/25/2011                       18,265,239.69                 9.445
----------------------------- ----------------------------------- ---------------------
                  12/25/2011                       17,809,236.30                 9.445
----------------------------- ----------------------------------- ---------------------
                   1/25/2012                       17,364,447.06                 9.445
----------------------------- ----------------------------------- ---------------------
                   2/25/2012                       16,930,598.94                 9.445
----------------------------- ----------------------------------- ---------------------
                   3/25/2012                       16,507,425.51                 9.445
----------------------------- ----------------------------------- ---------------------
                   4/25/2012                       16,507,425.51                 9.445
----------------------------- ----------------------------------- ---------------------
                   5/25/2012                       16,405,560.14                 9.445
----------------------------- ----------------------------------- ---------------------
                   6/25/2012                       15,995,048.47                 9.445
----------------------------- ----------------------------------- ---------------------
                   7/25/2012                       15,594,647.74                 9.445
----------------------------- ----------------------------------- ---------------------
                   8/25/2012                       15,204,111.52                 9.445
----------------------------- ----------------------------------- ---------------------
                   9/25/2012                       14,823,199.34                 9.445
----------------------------- ----------------------------------- ---------------------
                  10/25/2012                       14,451,676.53                 9.445
----------------------------- ----------------------------------- ---------------------
                  11/25/2012                       14,089,314.12                 9.445
----------------------------- ----------------------------------- ---------------------
                  12/25/2012                       13,735,888.67                 9.445
----------------------------- ----------------------------------- ---------------------
                   1/25/2013                       13,391,182.14                 9.445
----------------------------- ----------------------------------- ---------------------
                   2/25/2013                       13,054,981.80                 9.445
----------------------------- ----------------------------------- ---------------------
                   3/25/2013                       12,727,080.04                 9.445
----------------------------- ----------------------------------- ---------------------
                   4/25/2013                       12,407,274.29                 9.445
----------------------------- ----------------------------------- ---------------------
                   5/25/2013                       12,095,366.87                 9.445
----------------------------- ----------------------------------- ---------------------
                   6/25/2013                       11,791,164.92                 9.445
----------------------------- ----------------------------------- ---------------------
                   7/25/2013                       11,494,480.22                 9.445
----------------------------- ----------------------------------- ---------------------
                   8/25/2013                       11,205,129.13                 9.445
----------------------------- ----------------------------------- ---------------------
                   9/25/2013                       10,922,932.45                 9.445
----------------------------- ----------------------------------- ---------------------
                  10/25/2013                       10,647,715.32                 9.445
----------------------------- ----------------------------------- ---------------------
                  11/25/2013                       10,379,307.15                 9.445
----------------------------- ----------------------------------- ---------------------
                  12/25/2013                       10,117,541.43                 9.445
----------------------------- ----------------------------------- ---------------------
                   1/25/2014                        9,862,255.74                 9.445
----------------------------- ----------------------------------- ---------------------
                   2/25/2014                        9,613,291.56                 9.445
----------------------------- ----------------------------------- ---------------------
                   3/25/2014                        9,370,494.25                 9.445
----------------------------- ----------------------------------- ---------------------
                   4/25/2014                        9,133,712.89                 9.445
----------------------------- ----------------------------------- ---------------------
                   5/25/2014                        8,902,800.23                 9.445
----------------------------- ----------------------------------- ---------------------